SECOND AMENDMENT TO
                                TERM CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO TERM CREDIT AGREEMENT (this "Second Amendment"), dated as of July 28, 1998, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").


                                      BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Term Credit Agreement, dated as of December 19, 1997, amended by a First Amendment to Term Credit Agreement, dated as of June 19, 1998 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Applicable Base Rate Margin in its entirety and substituting the following in lieu thereof:

          " Applicable Base Rate Margin' means the following per annum percentages, applicable in the following situations:

          Applicability                               Facility A     Facility B
          -------------                                  Term           Term
                                                         Loan           Loan
                                                       Advances       Advances
                                                      ----------     ----------

          (a)  Initial Pricing Period                   0.500%         1.000%

          (b)  Subsequent Pricing Period
               -------------------------

               (1)  The Leverage Ratio is greater
                    than or equal to 5.50 to 1          0.750%         1.250%

               (2)  The Leverage Ratio is less
                    than 5.50 to 1 but greater
                    than or equal to 5.00 to 1          0.500%         1.000%

               (3)  The Leverage Ratio is less
                    than 5.00 to 1 but greater
                    than or equal to 4.50 to 1          0.250%         0.750%

               (4)  The Leverage Ratio is less
                    than 4.50 to 1                      0.000%         0.500%

     During the Subsequent Pricing Period, the Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested by using the Leverage Ratio calculated (i) if not in respect of an Acquisition, as of the end of each fiscal quarter or (ii) if in respect of an Acquisition, upon receipt of a Compliance Certificate as required under
     Section 7.6 (iii) hereof; provided, that each adjustment in the Base Rate Basis as a result of a change in the Applicable Base Rate Margin shall be effective (A) if not in respect of an Acquisition, on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section6.1 or
     6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to Section6.3 hereof, and (B) if in respect of an Acquisition, on the closing date of such Acquisition. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be increased to the Applicable Base Rate Margin next higher than the Applicable Base Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received."

     (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Applicable LIBOR Rate Margin in its entirety and substituting the following in lieu thereof:

          " APPLICABLE LIBOR RATE MARGIN' means the following per annum percentages, applicable in the following situations:

     Applicability                                    Facility A     Facility B
     -------------                                    Term Loan      Term Loan
                                                       Advances       Advances
                                                      ----------     ----------
     (a)  Initial Pricing Period                        2.000%         2.500%

     (b)  Subsequent Pricing Period

          (1)  The Leverage Ratio is greater than
               or equal to 5.50 to 1                    2.250%         2.750%

          (2)  The Leverage Ratio is less than
               5.50 to 1 but greater than or
               equal to 5.00 to 1                       2.000%         2.500%

          (3)  The Leverage Ratio is less than
               5.00 to 1 but greater than or
               equal to 4.50 to 1                       1.750%         2.250%

          (4)  The Leverage Ratio is less than
               4.50 to 1 but greater than or
               equal to 4.00 to 1                       1.500%         2.000%

          (5)  The Leverage Ratio is less than
               4.00 to 1 but greater than or
               equal to 3.50 to 1                       1.250%         2.000%

          (6)  The Leverage Ratio is less than
               3.50 to 1 but greater than or
               equal to 3.00 to 1                       1.000%         2.000%

          (7)  The Leverage Ratio is less
               than 3.00 to 1                           0.750%         2.000%

     During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested by using the Leverage Ratio calculated (i) if not in respect of an Acquisition, as of the end of each fiscal quarter or (ii) if in respect of an Acquisition, upon receipt of a Compliance Certificate as required under section 7.6(iii) hereof; provided, that each adjustment in the LIBOR Basis as a result of a change in the Applicable LIBOR Rate Margin shall be effective (A) if not in respect of an Acquisition, on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section6.1 or
     6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to Section6.3 hereof, and (B) if in respect of an Acquisition, on the closing date of such Acquisition. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be increased to the Applicable LIBOR Rate Margin next higher than the Applicable LIBOR Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received."

     (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Facility B Term Loan Commitment in its entirety and substituting the following in lieu thereof:

          " FACILITY B TERM LOAN COMMITMENT' means commitment of the Lenders, subject to the terms and conditions hereof, to make Facility B Term Loan Advances up to an aggregate principal amount of $225,000,000, as terminated pursuant to Section 2.1(b) hereof."

     (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Pretax Cash Flow in its entirety and substituting the following in lieu thereof:

          " PRETAX CASH FLOW' means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (including
     Fieldcrest Cannon and its Subsidiaries on a pro forma basis with respect to any period prior to the Agreement Date), an amount equal to the result of (a) EBITDA, minus (b) the lesser of (i) Capital Expenditures and (ii) depreciation."

     (e) Section 2.7(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

          "(b) FACILITY B TERM LOAN ADVANCES. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:


               Quarterly Date                Amount of Reduction of Facility B
               --------------                Term Loan Advances as of each Date
                                             ----------------------------------

               March 31, 1998                             $312,500

               June 30, 1998                              $312,500

            September 30, 1998                            $312,500

             December 31, 1998                            $312,500

              March31, 1999                               $562,500

              June 30, 1999                               $562,500

            September 30, 1999                            $562,500

             December 31, 1999                            $562,500

              March 31, 2000                              $562,500

              June 30, 2000                               $562,500

            September 30, 2000                            $562,500

             December 31, 2000                            $562,500

              March 31, 2001                              $562,500

              June 30, 2001                               $562,500

            September 30, 2001                            $562,500

             December 31, 2001                            $562,500

              March 31, 2002                              $562,500

              June 30, 2002                               $562,500

            September 30, 2002                            $562,500

             December 31, 2002                            $562,500

              March 31, 2003                              $562,500

              June 30, 2003                               $562,500

            September 30, 2003                            $562,500

             December 31, 2003                            $562,500

              March 31, 2004                             $53,125,000

              June 30, 2004                              $53,125,000

            September 30, 2004                           $53,125,000

             December 31, 2004                           $53,125,000

                                             or such other amount of Facility B
                                                   Term Loan Advances then
                                                         outstanding"



     (f) Section 7.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

          " Section 7.6 Acquisitions. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Acquisitions; provided, however, if (a)immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default and (b)immediately after giving effect to the proposed transaction the Revolver Availability shall be no less than (i) $40,000,000 if the Acquisition occurs in a fiscal quarter ending March 31, (ii) $25,000,000 if the Acquisition occurs in a fiscal quarter ending June 30, (iii) $15,000,000 if the Acquisition occurs in a fiscal quarter ending September 30, or (iv) $20,000,000 if the Acquisition occurs in a fiscal quarter ending December 31, the Borrower or any of its Subsidiaries may make Acquisitions so long as (i) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (ii)the Lenders shall have received written notice thereof at least 15 Business Days prior to the date of such Acquisition, (iii)the Administrative Agent shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition,
     (iv)the assets, property or business acquired shall be in the business described in Section4.1(d) hereof and the Administrative Agent for the benefit of the Lenders shall have a first priority Lien (subject to the Intercreditor Agreement) in substantially all of such assets (or, if less than substantially all of such assets, such assets required by the Determining Lenders to be pledged), except for Permitted Liens, (v)if such Acquisition results in a Domestic Subsidiary, (A)such Subsidiary shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien (subject to the Intercreditor Agreement) in substantially all of such assets (or, if less than substantially all of such assets, all assets required by the Determining Lenders to be pledged), except for Permitted Liens to secure the Obligations, (B)100% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and (C)the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses(A) and (B) above, and (vi)if such Acquisition results in a direct Foreign Subsidiary, (A)65% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and
     (B)the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with clause(A) immediately preceding.".

     (g) The Compliance Certificate is hereby amended to be in the form of Exhibit E attached to this Second Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this Second Amendment and the $107,960,000 Facility B Term Loan Note payable to NationsBank, N.A. (the "NationsBank Note"), and this Second Amendment and the NationsBank Note constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment or the NationsBank Note nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Second Amendment or the acknowledgment of this Second Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of July28, 1998, subject to the following:

     (a) the Administrative Agent shall receive counterparts of this Second Amendment executed by all of the Lenders;

     (b) the Administrative Agent shall receive counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the Administrative Agent shall have received the NationsBank Note, duly executed;

     (d) the Administrative Agent shall have received (i) certified resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the NationsBank Note and (ii) a certificate of incumbency setting forth the names, titles and signatures of the officers of the Borrower authorized to execute and deliver the Loan Documents; and

     (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     4.   GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(a)acknowledges, consents and agrees to the execution and delivery of this Second Amendment, (b)acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein and (ii) cover the Commitments, including the Facility B Term Loan Commitment, as increased hereby, (c)ratifies and confirms its obligations under its Subsidiary Guaranty, and (d)acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Second Amendment.

     5.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

     (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

     7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW: BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.


                              PILLOWTEX CORPORATION

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent and as a Lender

                              By:
                                 -------------------------
                                 Suzanne B. Smith
                                 Vice President


                              BANK OF AMERICA NT&SA

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              THE BANK OF NOVA SCOTIA
                              ATLANTA AGENCY

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:
                                 -------------------------
                                 Jenny Gilpin
                                 Vice President


                              COMERICA BANK

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              THE BANK OF TOKYO-MITSUBISHI, LTD.

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              BANK ONE, TEXAS, N.A.

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              BANKBOSTON, N.A.

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              BHF-BANK AKTIENGESELLSCHAFT

                              By:
                                 -------------------------
                                 Name:
                                 Title:












                              FIRST UNION NATIONAL BANK

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              SOCIETE GENERALE, SOUTHWEST AGENCY

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                              EUROPEENNE

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              CREDITANSTALT CORPORATE FINANCE, INC.

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              FLEET BANK, N.A.

                              By:
                                 -------------------------
                                 David R. Dubinsky
                                 Senior Vice President


                              THE FUJI BANK, LTD. - HOUSTON AGENCY

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              NATIONAL BANK OF CANADA

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              NATIONAL CITY BANK OF KENTUCKY

                              By:
                                 -------------------------
                                 Don R. Pullen
                                 Vice President


                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              BANKERS TRUST COMPANY

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              SENIOR DEBT PORTFOLIO

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              AERIES FINANCE LTD.

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              CRESCENT/MACH I PARTNERS, L.P.

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              PAMCO CAYMAN LTD.

                              By:  Highland Capital Management L.P.,
                                   as Collateral Manager

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              DEEP ROCK & COMPANY

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              KZH-CRESCENT CORPORATION

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                              By: CypressTree Investment Management Company, Inc., As Portfolio Manager

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              KZH HOLDING CORPORATION III

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              VAN KAMPEN CLO I, LIMITED

                              By:  VAN KAMPEN AMERICAN CAPITAL
                                   MANAGEMENT, INC.,
                                   as Collateral Manager

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              BALANCED HIGH-YIELD FUND I LTD.

                              By:  BHF-BANK AKTIENGESELLSCHAFT,
                                   acting through its New York Branch as
                                   attorney-in-fact

                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              INDOSUEZ CAPITAL FUNDING IV, L.P.

                              By:  INDOSUEZ CAPITAL LUXEMBOURG,
                                   as Collateral Manager

                              By:
                                 -------------------------
                                 Name:
                                 Title:


                              VAN KAMPEN AMERICAN CAPITAL SENIOR
                              INCOME TRUST

                              By:
                                 -------------------------
                                 Name:
                                 Title:

ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SURE FIT, INC.
FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION


By:
   -------------------------
   Name:
   Title:

                                      EXHIBIT E

                                COMPLIANCE CERTIFICATE


To:    NationsBank, N.A., as Administrative Agent

From:  Pillowtex Corporation

Date:
       -------- --, ----

Re: Term Credit Agreement, dated as of December 19, 1997 (as amended or modified, "Credit Agreement"), among Pillowtex Corporation (the "Borrower"), certain Lenders, and NationsBank, N.A., (successor by merger to NationsBank of Texas, N.A.) as Administrative Agent.


       This Compliance Certificate is delivered pursuant to Section 6.3 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used as so defined. For purposes hereof, section references herein related to sections of the Credit Agreement and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

I.   Leverage Ratio

  A. Total Debt, determined for the Borrower and its Subsidiaries on a consolidated basis

     1.  Indebtedness for borrowed money                    $
                                                             -------
     2.  Obligations evidenced by bonds, debentures,
         notes or other similar instruments                 $
                                                             -------
     3.  Non-contingent obligations to pay the deferred
         purchase price of property or services other than
         trade payables incurred in the ordinary course of
         business                                           $
                                                             -------
     4.  Capitalized Lease Obligations                      $
                                                             -------
     5.  Total Debt  [(1) + (2) + (3) + (4)]                           $
                                                                        -------

  B. EBITDA, calculated for the four consecutive Fiscal Quarters ending on the date of calculation (adjusted on a pro forma basis to exclude from any period under consideration personnel costs that have been eliminated concurrent with, or during the twelve-month period subsequent to, the Agreement Date)

     1.  Earnings from operations                           $
                                                             -------
     2.  Depreciation                                       $
                                                             -------
     3.  Amortization                                       $
                                                             -------

     4.  Other non-cash charges (to the extent included in
         determining Earnings from operations)              $
                                                             -------
     5.  EBITDA [(1) + (2) + (3) + (4)]                                $
                                                                        -------
  C. Leverage Ratio [(A) to (B)]                                           to 1
                                                                        ---


II. COVENANT CALCULATIONS. [To be completed quarterly] Demonstration of compliance with certain covenants contained in Article 7 of the Credit
Agreement for the period ended                 .
                              -----------------

  A. Section 7.1(c) Indebtedness of the Borrower and its Domestic Subsidiaries, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of, assets which
constitute property, plant and equipment                            $
                                                                     ----------
     1.  Maximum in aggregate principal amount outstanding, when
         aggregated with Section 7.1(o)                             $35,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference [(1) - (2)]                                     $
                                                                     ----------
  B. Section 7.1(h) Indebtedness assumed in connection with Acquisitions permitted under Section 7.6 (excluding the
     Fieldcrest Cannon Transaction)

     1.  Maximum in aggregate principal amount outstanding          $20,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------
  C. Section 7.1(o)  Other Indebtedness of the Borrower and its
     Domestic Subsidiaries

     1.  Maximum in aggregate principal amount outstanding,
         when aggregated with Section 7.1(c)                        $35,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  D. Section 7.3(g) Investments consisting of non-cash consideration received in connection with a sale of assets permitted by Section 7.5

     1.  Maximum in aggregate amount outstanding at any time        $25,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  E. Section 7.3(i) Loans or advances to directors, officers and employees of the Borrower or any of its Subsidiaries

     1.  Maximum in aggregate amount outstanding at any time        $ 5,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  F. Section 7.3(j)  Other Investments

     1.  Maximum in aggregate amount outstanding at any time        $25,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  G. Section 7.5(c) Net Cash Proceeds from the disposition of assets (to the extent not applied pursuant to Section 2.5(b)) outstanding and pending reinvestment pursuant to Section 7.5(c)

     1.  Maximum at any time                                        $ 5,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  H. Section 7.7  Capital Expenditures

     1. Maximum after the Agreement Date in aggregate amount

         a.  3.25% of cumulative net revenues of the
             Borrower and its Subsidiaries from and
             after the Agreement Date                  $
                                                        ----------

         b.  Maximum  [$175,000,000 + (a)]                          $
                                                                     ----------
     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  I. Section 7.8(b)  Dividends payable by the Borrower

     1.  Maximum in aggregate amount during any Fiscal Year         $10,000,000

     2.  Actual                                                     $
                                                                     ----------
     3.  Difference  [(1) - (2)]                                    $
                                                                     ----------

  J. Section 7.11  Maximum Leverage Ratio

     1.  Maximum

         a.  From and including the last Fiscal Quarter
             of Fiscal Year 1997 to but not including
             the last Fiscal Quarter of Fiscal Year 1998              5.75 to 1

         b.  From and including the last Fiscal Quarter
             of Fiscal Year 1998 to but not including
             the last Fiscal Quarter of Fiscal Year 1999              5.25 to 1

         c.  From and including the last Fiscal Quarter
             of Fiscal Year 1999 to but not including
             the last Fiscal Quarter of Fiscal Year 2000              4.75 to 1

         d.  From and including the last Fiscal Quarter
             of Fiscal Year 2000 and thereafter                       4.25 to 1

     2.  Actual (see I.C. above)                                           to 1
                                                                      -----

  K. Section 7.12  Minimum Fixed Charge Coverage Ratio

     1.  Minimum at the end of each Fiscal Quarter
         commencing with the first Fiscal Quarter of
         Fiscal Year 1998                                             1.10 to 1

     2.  Actual

         a.  Pretax Cash Flow, for the four consecutive
             Fiscal Quarters ending on the date of
             calculation

             1.  EBITDA (see I.B.5. above)             $
                                                        ----------
             2.  Lesser of (i) Capital Expenditures
                 And (ii) depreciation                 $
                                                        ----------
             3.  Pretax Cash Flow [(1) - (2)]                       $
                                                                     ----------

         b. Fixed Charges, calculated for the Borrower and its Subsidiaries on a consolidated basis; for the first three Fiscal Quarters of Fiscal Year 1998, on an annualized basis, and for each Fiscal Quarter thereafter, for the four consecutive
             Fiscal Quarters ending on the date of
             calculation

             (1)  Scheduled principal payments
                  in respect of Indebtedness           $
                                                        ----------









             (2) Cash interest expense
                 (including interest expense
                 pursuant to Capitalized Lease
                 Obligations)                          $
                                                        ----------
             (3) Cash Dividends paid                   $
                                                        ----------
             (4) Fixed Charges  [(1) + (2) + (3)]                   $
                                                                     ----------
         c.  Fixed Charge Coverage Ratio
             [(a) to (b)]                                                  to 1
                                                                      -----

  L. Section 7.13  Minimum Net Worth

     1.  Minimum

         a.  Fixed amount                                    $
                                                              -----------
        (1)  From the Agreement Date to but not including
             the last Fiscal Quarter of Fiscal Year 1998     $250,000,000

        (2)  From and including the last Fiscal Quarter
             of Fiscal Year 1998 to but not including the
             last Fiscal Quarter of Fiscal Year 1999         $260,000,000

        (3)  From and including the last Fiscal Quarter
             of Fiscal Year 1999 to but not including the
             last Fiscal Quarter of Fiscal Year 2000         $280,000,000

        (4)  From and including the last Fiscal Quarter
             of Fiscal Year 2000 to but not including the
             last Fiscal Quarter of Fiscal Year 2001         $300,000,000

        (5)  From and including the last Fiscal Quarter
             of Fiscal Year 2001 to but not including the
             last Fiscal Quarter of Fiscal Year 2002         $320,000,000

        (6)  From and including the last Fiscal Quarter
             of Fiscal Year 2002 and thereafter              $340,000,000

         b.  An amount equal to the net worth of any
             Person that, on or after the Agreement
             Date becomes a Subsidiary of the Borrower
             or any of its Subsidiaries or is merged
             into or consolidated with the Borrower or
             any of its Subsidiaries or substantially
             all of the assets of which are acquired
             by the Borrower or any of its Subsidiaries
             to the extent that the purchase price
             therefor is paid in Capital Stock of the
             Borrower or any of its Subsidiaries             $
                                                              -----------

         c.  An amount equal to 100% of any increase in
             Net Worth pursuant to offerings of Capital
             Stock of the Borrower or any of its
             Subsidiaries or pursuant to the conversion
             or exchange of any convertible subordinated
             debt or redeemable preferred stock into
             Capital Stock of the Borrower or any of its
             Subsidiaries                                    $
                                                              -----------
         (excluding any such increase in b. and c. above as a result of the Fieldcrest Cannon Transaction)

         d.  Minimum Net Worth  [(a) + (b) + (c)]                     $
                                                                       --------
     2.  Actual                                                       $
                                                                       --------
     3.  Difference  [(2) - (1)]                                      $
                                                                       --------

  M. Section 7.14  Sale or Discount of Receivables

     1.  Maximum in aggregate amount during the Credit Agreement      $
                                                                       --------
     2.  Actual                                                       $
                                                                       --------
     3.  Difference [(1) - (2)]                                       $
                                                                       --------

III. COMPLIANCE CERTIFICATE. [To be completed quarterly] The undersigned hereby certifies to you as follows:

     (a) I am the duly elected qualified and acting chief financial officer [or chief accounting officer] of Borrower.

     (b) I have reviewed the provisions of the Credit Agreement and the other Loan Documents, and a review of the activities of Borrower during the
         period from     ,  to     ,  (the "Reporting Period") has been made
         under my supervision with a view toward determining whether, during the Reporting Period, Borrower has kept, observed, performed and










         fulfilled all its obligations under the Credit Agreement and such other Loan Documents.

     (c) The representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and of the date hereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Documents, and no Default or Event of Default has occurred or is continuing or is imminent.

     This Compliance Certificate is executed and delivered on the         day
     of              ,    .


                                   PILLOWTEX CORPORATION



                                   By:
                                      -----------------------------------
                                      Name:
                                      -----------------------------------
                                      Title:
                                      -----------------------------------



































                                          7